Exhibit 99.3
•As part of our commitment to Reimagine Everything CX, we have announced an agreement to combine with Webhelp a leading provider of customer experience (CX) and business solutions, to create a diversified global CX leader, well-positioned for growth.
•This transaction marks another milestone for Concentrix, supporting our growth strategy of investing in high value services.
•The businesses are very complementary across culture, footprint, capabilities, and vision.
oEnhances Concentrix position as a leader in $550B+ growing CX market
oAdds clients in attractive growing markets, further diversifying our marquee client list
oSignificantly expands footprint in Europe, Latin America and Africa
oExpands breadth and global reach of high-value services and digital capabilities
oStrengthens support for clients and staff combining complementary cultures
oAccretive to revenue growth, profitability, and non-GAAP EPS in first year
•The transaction is expected to close by the end of the year, subject to works council consultation, customary closing conditions, including approval by Concentrix shareholders and regulatory approvals.
•Click to read the Press Release

FAQs

ANNOUNCEMENT:
1.What are we announcing today?
We announced today an agreement to combine Concentrix and Webhelp — a leading provider of customer experience (CX) and business solutions —that well-positions us for growth. Together, we will be uniquely positioned to grow faster than the market and transform customer experiences with innovative technology for the world’s best brands.
The transaction is expected to close by the end of this year, subject to works council consultation, regulatory requirements, a shareholder vote by Concentrix shareholders and other customary closing conditions.
The enterprise value of the transaction is $4.8 billion.

2.Who is Webhelp?
Webhelp, headquartered in Paris, France and founded in 2000, is highly recognized and awarded as a leading player in CX. They are a leading player in Europe and have a strong presence in Latin America and Africa. They are known for their strong technology enabled capabilities in CX design and strategy, revenue generation, customer support, content moderation and payment services, all optimized with technology, analytics, and automation. They are currently owned by their management team and Groupe Bruxelles Lambert (Euronext: GBLB), a leading global investment holding company, since November 2019.
Webhelp has been named as a leader in Gartner’s magic quadrant; a leader, major contender and star performer in Everest’s PEAK Matrix; and highly recognized 50+ times across the globe as a leader in innovation and CX Solutions.
They have a strong culture and like us, run their business with a people and client first mentality under their “think human” concept. They also have a very strong leadership team and 120,000+ highly talented and passionate people in 58 countries known as “game changers”, a term we will bring across to Concentrix.
Webhelp founded their Think Human Foundation in 2020 to foster the social and professional inclusion of young people with limited opportunities through educative projects enhancing the skills needed to navigate the 21st century. We look forward to joining forces to drive more change in the communities we live and work in.

3.What are the key countries that Webhelp operates in?
While we have mentioned Europe, Latin America and Africa, Webhelp operates across a total of 58 countries and helps build our collective presence. Countries where Webhelp operates:

Americas – US, Colombia, Peru, El Salvador, Honduras, Nicaragua, Mexico, Suriname, Guatemala, & Brazil.

Europe – Albania, Austria, Bosnia, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Israel, Italy, Jordan, Kosovo, Latvia, Lithuania, Netherlands, North Macedonia, Norway, Poland, Portugal, Romania, Spain, Sweden, Switzerland, Turkey & UK.

Africa – Algeria, Benin, Morocco, South Africa, Madagascar, Ivory Coast, Egypt, Ghana & Senegal.
APAC – Australia, New Zealand, China, Korea, India, Indonesia, Malaysia, Philippines, Thailand, Vietnam, Singapore & Japan

4.What will the combined company look like after close?

•$9.8B 2023 Estimated revenue
•70+ Countries
•7,500 CX consultants and engineers
•Apx. 2,000 Clients
•>95% of all languages
•Apx. 500 CX locations
•Geographically balanced & diversified portfolio
•Clear path to industry leader

5.Why is Concentrix joining forces with Webhelp?
Concentrix has been active in investing in businesses that align to our growth strategy and this deal brings incredible growth opportunity for the two companies. It will provide access to new markets, and new opportunities to drive innovation, which is in high demand by clients across both companies. Our combination is expected to create a leading global CX provider with broad capabilities across digital services and technology, delivered at scale, positioned to accelerate growth in a dynamic market of rapidly changing consumer expectations.
Webhelp is highly recognized and awarded as a leading player in CX and combining forces will allow us to enhance our position as a leader in the $550B+ growing CX market. We will add new clients in attractive growing European, Latin American and African markets and strengthen support for clients and staff as we combine our complementary cultures.
In addition, the combination will expand the breadth and global reach of our high-value services and digital capabilities and helps us continue to grow our Catalyst footprint in Europe and Latin America. This business is also complementary to our B2B team as well as our High Potential Accounts Team, as Webhelp has similar business focuses in their respective markets.

What is also incredibly exciting is we add 25+ new countries, and about 1,000 new brands to our client portfolio, including 200+ new economy clients and 25+ Fortune Global 500 clients. At close, we will welcome a very strong leadership team and 120,000+ highly talented and passionate people in 58 countries known in Webhelp as “game changers”. By joining together, we believe we will create an even stronger value proposition to our collective clients, shareholders, and to you, our valued staff.

6.Why is this so unique?
Concentrix has always looked for transactions that align to our growth strategy and up until now, it has made sense for us to integrate the acquired companies into Concentrix due to different variables.

This time, we have a unique opportunity for two leading players in the global CX market — Concentrix and Webhelp — to combine and create a strong and well-balanced global presence, due to very complementary clients and geographical footprint with minimal overlap.
As we take this big step forward, it also gives us an opportunity to redefine who we are and how we compete in this changing market. Part of that redefining process is exploring the possibility of changing our name as we bring the two businesses together. Also, both companies have a strong set of culture statements that guide them and as we position the newly combined company, we will look at a simpler set of culture statements that represent the best of both and our new path going forward. We will be bringing people together from both teams to have a voice and go through the process of aligning on our new culture statements.

7.Why is this important?
We are seeing significant opportunities for consolidation and growth in a rapidly changing and evolving market and this investment to combine two established leaders, secures our role in leading the future of CX and creates a clear path to growth with unmatched client base and geographical footprint.
It also gives us an opportunity to further redefine who we are and how we compete in this changing market, align ourselves to a new broader set of competitors that offer higher value services and position ourselves as a disruptive and differentiated company. It expands the breadth of scalable high value services and digital capabilities allowing us to successfully meet demand with existing and new clients.
From a financial perspective, this investment enhances an already attractive financial profile through accretion to revenue growth, profitability, and non-GAAP diluted earnings per share (“EPS”) in the first year, getting us closer to our 2025 goal of $10B faster.

8.How does this impact Concentrix Catalyst?
Concentrix Catalyst will see immediate expansion into two new geographies at scale, Europe and Latin America. In addition, bringing these two leaders together will provide a broader set of offerings by combining the digital capabilities of the two entities to better service the needs of our clients with high value services and leading digital capabilities.

COMPANY:
9.How will we integrate into one company?
Between now and the close of the transaction, we will be preparing to bring these two great companies together. We will identify a strong integration team that will be focused on the best way to bring the businesses together as one, with minimal disruption to our clients and you, our valued staff.
The integration process will be focused on taking the best of both operating models to form a global leader and accelerate our growth. The complete integration will take approximately 12 months and we must ensure we do it quickly and efficiently. It is critical at this time that we all stay focused on continuing to grow both businesses and delivering the same high standard of work that our clients have come to expect from us.
Again, it’s important to remember that until the transaction closes, we remain separate companies and it is business as usual. Growth of Concentrix must be our priority as we get to close. More growth will mean even more opportunities.

10.Do Concentrix and Webhelp operate in a similar way?

While there are many similarities in the way we do business — Our lines of work, client base, capabilities, and services but most importantly our people and client first mindset — there are some key differences in how we operate.
Currently, both companies are organized differently. Concentrix’ functional centralization, specifically in support functions, drives simplicity and efficiency across increasingly complex systems and processes. Something we will clearly want to keep. Webhelp regional and commercial structure drives strong local performance. Something we do not want to break.
There are benefits in both models and over the coming months we will prepare to integrate by taking the best of both to create one operating model that supports our growth globally and regionally. On day one, regardless of where you came from or what name is on the door, we will be One Team.

11.Who will lead the combined company?
Chris Caldwell will be President and CEO of the joint business, while Olivier Duha, Co-Founder and current CEO of Webhelp, will step out of the day to day business and hold a key role on our Board of Directors as Vice Chairperson and focus on helping to integrate the business. Nicolas Gheysens from GBL will also be joining the board of directors.
Kathy Marinello will continue as Chairperson and there will be no other changes to our current Board of Directors.
12.Will we keep the Concentrix name?
As we take this big step forward, it also gives us an opportunity to redefine who we are and how we compete in this changing market. Part of that redefining process is exploring the possibility of changing our name as we come together to announce we are a new organization.
As we bring the businesses together, there is value in the names and brands that both companies have built over time and as a result, we are committed to go through a process to look at what name will serve us best as we come together as one- it could be one of the existing names or a completely new one.

13.Will our go to market messaging change?
A company’s go to market message is how we position who we are and what we do to the market. We will continue to rally around “Design, Build, Run the future of CX” as the way to simply communicate our combined end to end capabilities to our clients, investors, and the market.

14.Will our Concentrix Culture change?
Our culture is a key part of who we are, and it’s embedded in how we do business every day for our clients and how we care for our staff.

Webhelp also has a very strong culture, aligned to four principles:
•We are a people first company
•We are passionate game changers
•We put clients at the heart
•We strive to enjoy every day

As you can see, this aligns to our culture and is one of the reasons that this combination made so much sense.
Both companies are strongly guided by their cultures and as we position the newly combined company, we have an opportunity to look at a simpler set of culture statements that represent the best of both and our new path going forward. We will be bringing people together from both teams to have a voice and go through the process of aligning on our new culture statements.

After the new statements have been agreed and communicated, we will follow with a culture roadshow to bring our teams together around the world.

15.Will we have a new Head Office?
Being a global company, we have never really had a “Head Office” as our leadership team is spread out across the world. We do use Newark, California as our head office from an administrative perspective. Webhelp’s head office is in Paris and after close we will use that location as our European central office.

16.Does Concentrix’ vision change with this acquisition?
Our Concentrix vision and strategy will remain the same. Our vision is to be “The greatest customer engagement services company in the world rich in diversity and talent”. We will get there by living our culture every day and staying true to our operating philosophy, our 3 V’s — Visibility, Velocity, Value.

STAFF:
17.What will I gain from this acquisition? How do I benefit?
An investment like this allows us to continue to be a higher value partner to our clients, which in turn creates more opportunities for our staff. We will be focused on growing this business and with growth comes great opportunities for different experiences, different projects, and expanded responsibilities.
We are proud and humbled by our growth and how our staff have been able to grow and accelerate their careers staying within the Concentrix family.

18.Will my role change?
We do not expect role changes at this time. As we integrate the business, if changes in roles or responsibilities are identified, we will communicate those on an individual basis. We remain focused on our staff, our clients and integrating the businesses seamlessly with minimal disruption to the day to day.

19.Will the reporting structure change?
We expect as part of the integration process that some reporting structures will change with new executives joining the SET, a management team made up of leaders from Concentrix and Webhelp and as we work through the details of bringing the businesses and operating models together, we will assess the reporting structures on a case-by-case basis. If changes in reporting structures are identified, we will communicate those on an individual basis.

20.How do levels and title structures align?
Webhelp and Concentrix have different strategies around titles, job levels and roles. For example, you will see that there are several people with the titles of CEO. As part of the integration process, we will work to calibrate around scope of responsibility, but this may take some time.

CLIENTS:
21.Do we share clients?
While our client portfolios are highly complementary, we do share some clients with which we both have strong, established relationships; however, for many of the shared clients the services or the countries we provide services in are different.
Once we close the transaction, we will have more opportunity to provide end-to-end capabilities across a broader global footprint to better service the collective client base.

22.How will we manage shared clients?

Account leaders will be briefed on joint client relationships. We expect the transaction to close by end of year. Until then, both companies will operate independently, so all client conversations, programs, projects, management etc. will continue, business as usual.

We cannot discuss or share information that isn’t public knowledge until the deal is closed. At the time of close we will evaluate our integration plans with the respective account teams and manage accordingly.

INVESTORS + SHAREHOLDERS:
23.What happens to my Concentrix shares?
There will be no change to your Concentrix shares. Concentrix will continue to trade on Nasdaq under the symbol “CNXC”.

24.Who is GBL?
Groupe Bruxelles Lambert (GBL) is an established investment holding company, with over sixty years of stock exchange listing, a net asset value of €17.8bn and a market capitalization of €11.4bn at the end of December 2022. As a leading and active investor in Europe, GBL focuses on long-term value creation with the support of a stable family shareholder base.
25.How much will GBL own of the newly combined business?
GBL will own 15% of the newly combined company and will be the largest shareholder.

26.Will the transaction affect the market price of Concentrix shares?
Yes, upon close of the transaction, Concentrix shares will reflect the value of the combined company. The go forward stock price for the combined entity will be tied to the performance and market expectations of the combined business. However, with the market being very volatile at the moment, you can expect the price of the stock to change.

27.What is the shareholder vote?
Because we are issuing a certain percentage of Concentrix shares as part of the transaction, we are required to obtain the approval of Concentrix shareholders. Between sign and close, we will hold a special meeting of shareholders. At the special meeting, shareholders will vote on the issuance of Concentrix shares as part of the transaction, and the approval of more than 50% of votes cast will be required to approve the transaction.

This is one of the steps required between sign and close to complete the transaction. Additional information about the special meeting and the shareholder vote will be included in a proxy statement that is filed publicly with the Securities and Exchange Commission (SEC).

28.Will there be changes to the Board of Directors?
Yes, after closing we will keep the same exceptional Board with diverse backgrounds, unique qualities, passion, and a variety of experiences, as well as diversity to represent our staff. In addition, we will welcome two new members to our Board:

Olivier Duha
Olivier is an entrepreneur, philanthropist, and Co-Founder and current CEO of Webhelp and has always been driven by three things; people, processes, and technology.
He co-founded Webhelp at the turn of the millennium and just two decades later, Webhelp is a leading global customer experience company. In 2020 they launched the Think Human Foundation
(THF) with the mission, to foster the social and professional inclusion of young people with limited opportunities. He added “author” to his accomplishments in 2022 with his first book, "Think Human; the customer experience revolution”.
Prior to Webhelp, Olivier kicked-off his career in the consultancy world and went on to hold many executive positions. These roles sparked two fascinations: Business and traveling. His admiration for different cultures, people (and food!) has fuelled his sense of adventure, having explored over 110 different countries.

Nicolas Gheysens

Nicolas is currently a Partner at GBL where he has been co-leading the group’s activities in France since 2019. In this capacity, he is a Director on the Board of Webhelp where he has been directly involved for nearly 10 years. His key role is to partner with the Webhelp shareholders and leadership team on key strategic initiatives, particularly leveraging his M&A background to support their successful acquisition strategy.
Nicolas brings with him a wealth of investment and board experience backing the growth of large and successful businesses across Europe and is a complementary addition to the Concentrix Board of Directors.
We continue to be committed to a diverse Board of Directors and having equal balance and representation.

OTHER:
29.Where do I go for questions?
Please feel free to reach out to your management team or email questions@concentrix.com. Queries raised through this email address will go to a group that will respond with answers to any questions which may arise.

30.If I am asked for more information by a client? How should I respond?
Use the Client FAQs for guidance in any client call. If you are not sure how to respond, please reach out to your management team. If they can’t assist you, let the client know you will research the answer and get back to them. It’s important that we give the correct information; so please allow yourself the time to locate it and get back with the client.

31.What should I do if the media contact me?
With any request from press or media, please direct them immediately to media@concentrix.com

32.Can I post about this on social media?
If you want to share your excitement about the announcement of our new combination, the best thing to do is like and share the posts on our Concentrix company social channels with your network. We’ll be posting videos and commentary about the announcement, and sharing these posts on your social handles ensures the content you’re posting is in line with our announcement facts. As a reminder, please do not share any non-publicly facing information, including any details about our clients on your social pages. If you do post, be sure to tag the company channel so we can see and engage with your posts.

IMPORTANT DISCLOSURES

Additional Information and Where to Find It

In connection with the proposed transaction between Concentrix Corporation (“Concentrix”) and Webhelp Concentrix plans to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Concentrix will mail the definitive proxy statement to each stockholder entitled to vote at the special meeting relating to the transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. INVESTORS AND STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT CONCENTRIX WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND THE
PARTIES TO THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement, and other relevant materials in connection with the transaction (when they become available) and any other documents filed by Concentrix with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) and Concentrix’ website at www.concentrix.com.

Participants in the Solicitation

Concentrix and its directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from Concentrix’ stockholders in connection with the transaction. Information regarding the interests of such individuals in the proposed transaction will be included in the proxy statement relating to such transaction when it is filed with the SEC. You may obtain information about Concentrix’ executive officers and directors in Concentrix’ definitive proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on February 9, 2023. To the extent holdings of such participants in Concentrix’ securities are not reported, or have changed since the amounts described in the proxy statement for the 2023 annual meeting of stockholders, such changes have been reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and Concentrix’ website at www.concentrix.com.

Information for U.S. Persons Holding Webhelp Shares

This proposed business combination is made for the securities of a non-U.S. company. The offer is subject to disclosure and procedural requirements in France and other non-U.S. jurisdictions that are different from those of the United States. The transaction will be structured to comply with the securities laws and regulations in France, the United States and other applicable jurisdictions that are applicable to transactions of this type.

It may be difficult for U.S. holders of Webhelp shares to enforce their rights and any claims they may have arising under the federal securities laws of the United States, since Webhelp is incorporated in a non-U.S. jurisdiction, and some or all of its officers and directors may be residents of a non-U.S. jurisdiction. U.S. holders may not be able to sue a non-U.S. company or its officers or directors in a non-U.S. court for violations of the U.S. securities laws. Further, it may be difficult to compel a non-U.S. company and its affiliates to subject themselves to a U.S. court's judgment.

Safe Harbor Statement

This communication includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include, but are not limited to, statements regarding the combination with Webhelp and the timing thereof, including works council consultations, regulatory approvals and the satisfaction of other closing conditions and the timing thereof, the expected accretion to revenue growth, profitability and non-GAAP EPS and the pace thereof, the estimated size of the transaction and the combined company, including estimated pro forma revenues in 2023, the expected revenue and adjusted EBITDA contributions of the Webhelp business to the Company, the expected growth of the Webhelp business, the expected debt profile and cash flows of the combined company, the pro forma adjusted EBITDA and net debt of the combined company, the expected cost synergies to be achieved from the transaction, and the pro forma ownership structure of the combined company, statements regarding the Company’s expected future financial condition and results of operations, including revenue, operating income, profit margins, effective tax rate and leverage, and statements that include words such as believe, expect, may, will, provide, could and should and other similar expressions. These forward-looking statements are inherently uncertain and involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Risks and uncertainties include, among other things: risks related to the proposed transaction, including that the proposed transaction will not be consummated; the ability to receive shareholder approval and regulatory approvals for the proposed transaction in a timely manner, on acceptable terms or at all, or to satisfy the other closing conditions to the proposed transaction; conditions in the credit markets and the ability to obtain financing for the proposed transaction on a favorable basis if at all; the ability to retain key employees and successfully integrate the Webhelp business; our ability to realize estimated cost savings, synergies or other anticipated benefits of the proposed transaction, or that such benefits may take longer to realize than expected; diversion of management’s attention; the potential impact of the announcement or consummation of the proposed acquisition on relationships with clients and other third parties; risks related to general economic conditions, including consumer demand, interest rates, inflation, supply chains and the effects of the conflict in Ukraine; cyberattacks on our, Webhelp or our respective clients’ networks and information technology systems; the failure of our or Webhelp staff and contractors to adhere to our and our respective clients’ controls and processes; the inability to protect personal and proprietary information; the inability to execute on our digital CX strategy; the loss of key personnel or the inability to attract and retain staff with the skills and expertise needed for our business; increases in the cost of labor; the effects of the COVID-19 pandemic and other communicable diseases, natural disasters, adverse weather conditions or public health crises; geopolitical, economic and climate- or weather-related risks in regions with a significant concentration of the our or Webhelp operations; the inability to successfully identify, complete and integrate strategic acquisitions or investments; competitive conditions in our industry and consolidation of our competitors; higher than expected tax liabilities; the demand for CX solutions and technology; variability in demand by our or Webhelp clients or the early termination of our or Webhelp client contracts; the level of business activity of our orWebhelpclients and the market acceptance and performance of their products and services; currency exchange rate fluctuations; the operability of our or Webhelp communication services and information technology systems and networks; changes in law, regulations or regulatory guidance; damage to our or Webhelp reputation through the actions or inactions of third parties; investigative or legal actions; and other factors contained in the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2022 filed with the Securities and Exchange Commission and subsequent SEC filings. The Company does not undertake a duty to update forward-looking statements, which speak only as of the date on which they are made.